UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 8, 2023

COMSOVEREIGN HOLDING CORP.

(Exact name of registrant as specified in charter)

Nevada	001-39379	46-5538504
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

6890 E Sunrise Drive, Suite 120-506 Tucson, AZ	85750
(Address of Principal Executive Offices)	(zip code)

(904) 834-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	COMS	The Nasdaq Stock Market LLC

Warrants to purchase Common Stock	COMSW	The Nasdaq Stock Market LLC

9.25% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $0.0001 per share	COMSP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 8, 2023, COMSovereign Holding Corp. (“we,” “us,” or the “Company”) held its Annual Meeting of Stockholders for the fiscal year ended December 31, 2021 (the “Annual Meeting”). Stockholders approved a proposal authorizing the Board of Directors (the "Board"), in its sole and absolute discretion, and without further action of the stockholders, to file an amendment to our Articles of Incorporation, to effect a reverse stock split of our issued and outstanding common stock at a ratio to be determined by the Board, ranging from one-for-seventy-five to one-for-two hundred twenty-five.

On February 8, 2023, the Board of the Company set the reverse stock split ratio at one-for-one hundred, and approved and adopted a Certificate of Amendment to our Amended and Restated Articles of Incorporation which becomes effective at 11:59 p.m. Eastern Time on February 9, 2023, to effect the reverse stock split.

A copy of the Company’s Amended and Restated Articles of Incorporation is filed herewith as Exhibit 3.1 and is incorporated herein by reference. The foregoing summary of the our Amended and Restated Articles of Incorporation is subject to, and qualified in its entirety by, the full text of the Amended Bylaws.

The Company’s common stock is expected to begin trading on a split-adjusted basis at market open on February 10, 2023. Pursuant to the reverse stock split, every 100 shares of COMSovereign Holding Corp. common stock issued and outstanding as of the effective date will be automatically reclassified into one share of COMSovereign Holding Corp. common stock. No fractional shares will be issued because we will round up any resulting fractional shares up to the nearest whole share. We anticipate that the Company's common stock will open for trading on The Nasdaq Capital Market on February 10, 2023 on a post-split basis under the same trading symbol “COMS” with a new CUSIP number, 205650401. Our old CUSIP number was 205650203.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On February 8, 2023, COMSovereign Holding Corp. (the “Company”) held its Annual Meeting of Stockholders for the fiscal year ended December 31, 2021 (the “Annual Meeting”). Holders of outstanding shares of common stock representing 50.9% were present by proxy or in person, and therefore constituted a quorum of more than a majority of the shares outstanding and entitled to vote and able to vote at the Annual Meeting as of the record date of November 21, 2022, pursuant to our bylaws after giving effect of foreign account holdings that are not able to vote. The final voting result for each matter submitted to a vote of stockholders at the Annual Meeting are as follows:

Proposal 1: Approval of Reverse Stock Split Proposal

The stockholders approved the proposal to authorize the Board, in its sole and absolute discretion, and without further action of the stockholders, to file an amendment to our Articles of Incorporation, to effect a reverse stock split of our issued and outstanding common stock at a ratio to be determined by the Board, ranging from one-for-seventy-five to one-for-two hundred twenty-five. No broker Non-votes are counted.

	For	Against	Abstain
Total Shares Voted	73,367,453	10,876,568	1,276,218

Proposal 2: Approval of Amendment to the 2020 Long-Term Incentive Plan

The stockholders approved an amendment to the Company’s 2020 Long-Term Incentive Plan, or the 2020 Plan, to increase the number of shares of common stock authorized for issuance under the 2020 Plan by 30,000,000 shares on a pre-reverse stock split basis. There were 21,436,855 broker Non-votes.

	For	Against	Abstain
Total Shares Voted	40,163,390	23,470,697	449,297

Proposal 3: Election of Directors

The following four individuals were elected as the Board of Directors of the Company to serve as directors until the next Annual Meeting of Stockholders or until their successors have been duly elected and qualified. There were 21,436,855 broker Non-votes.

	For	Withheld
Richard J. Berman	53,192,475	10,890,909
Kay Kapoor	54,023,655	10,059,729
James A. Marks	53,829,459	10,253,925
David A. Knight	54,935,011	9,148,373

Proposal 4: Ratification of Appointment of Marcum LLP

The stockholders ratified the appointment of Marcum LLP as our independent registered public accounting firm. No broker Non-votes are counted.

	For	Against	Abstain
Total Shares Voted	80,607,023	4,019,591	893,625

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description

3.1	February 8, 2023 Amended and Restated Articles of Incorporation.
99.1	Press Release, dated February 9, 2023, entitled “COMSovereign Announces Results of its 2022 Annual Meeting.”
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Note Regarding Forward-Looking Statements

The information in this Current Report on Form 8-K, including Exhibit 99.1, may contain “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act. Certain statements furnished are not historical facts are forward-looking statements that reflect management’s current expectations, assumptions, and estimates of future performance and economic conditions, and involve risks and uncertainties that could cause actual results to differ materially from those anticipated by the statements made herein. Forward-looking statements are generally identifiable by the use of forward-looking terminology such as “believe,” “expect,” “may,” "looks to," “will,” “should,” “could,” “continue,” “anticipate” “optimistic,” “forecast” “intend,” “estimate,” “preliminary,” “project,” “seek,” “plan,” “looks to,” “on condition,” “target,” “potential,” “guidance,” “outlook” or “trend,” or other comparable terminology, or by a general discussion of strategy or goals or other future events, circumstances, or effects. Such statements include, but are not limited to, statements about our plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on our current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These and other risks and uncertainties include, but are not limited to, those are described in greater detail under the section titled “Risk Factors” contained in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and the Company’s other filings with the Securities and Exchange Commission. There may be other factors of which we are not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. In addition, there is uncertainty regarding the COVID-19 virus and the impact it may have on our operations, the demand for our products or services, global supply chains and economic activity in general. We do not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement. Further information relating to factors that may impact our results and forward-looking statements are disclosed in our filings with the SEC. The forward-looking statements contained in this report are made as of the date of this report, and we disclaim any intention or obligation, other than imposed by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 9, 2023	COMSOVEREIGN HOLDING CORP.

	By:	/s/ David Knight
David Knight
Interim Chief Executive Officer

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